CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

Depositor

CSFB Mortgage-Backed Pass-Through Certificates,

Series 2004-AR5

$[1,499,225,000] (Approximate)

Expected Investor Settlement Date:  May [28], 2004

TERM SHEET

May 4, 2004

DLJ Mortgage Capital, Inc.

Seller

Washington Mutual Mortgage Securities Corp.

Seller and Servicer

ABN AMRO Mortgage Group, Inc.

Countrywide Home Loans Servicing LP

Fairbanks Capital Corp.

GreenPoint Mortgage Funding, Inc.

IndyMac Bank, F.S.B.

National City Mortgage Co.

Wells Fargo Home Mortgage, Inc.

Servicers

Wilshire Credit Corporation

Special Servicer

Wells Fargo Bank, N.A.

Master Servicer, Trust Administrator and Back-up Servicer

U.S. Bank National Association

Trustee

Credit Suisse First Boston LLC

Underwriter

CSFB 2004-AR5

May 4, 2004

RE10SED TERM SHEET

(212) 538-3831

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston LLC.  Neither the Issuer of the Certificates, the Depositor, nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information addresses only certain aspects of the applicable Certificates’ characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the Certificates.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the Certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Certificates discussed in this communication has not been filed with the Securities and Exchange Commission.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the Certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Certificates discussed in this communication for definitive Information on any matter discussed in this communication.

Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston LLC trading desk at (212) 538-3831.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

CSFB 2004-AR5

May 4, 2004

TERM SHEET

(212) 538-3831

CSFB Mortgage-Backed Pass-Through Certificates, Series 2004-AR5

$[1,499,225,000] (Approximate)

Offered Certificates

Class	Original Balance (+/-5%)	Initial Coupon %	Avg. Life Call/ Mat.1	Prin. Window Call / Mat. (Months)2	Type	CPR	Proj. Net Margin3	W.A. MTR	Exp’d Rating4
1-A-1	$[44,029,000.00]	[4.1057 ]5	[1.82/NA]	[1-32/NA]	Sen/WAC/ PT	25	[2.145]%	[32]	AAA/ Aaa
1-A-2	$[44,029,000.00]	[3.9057]6	[1.82/NA]	[1-32/NA]	Sen/WAC/ PT	25	[1.838]%	[32]	AAA/ Aaa
2-A-1	$[212,198,000.00]	[4.4729]7	[2.53/NA]	[1-58/NA]	Sen/WAC/ PT	25	[1.957]%	[58]	AAA/ Aaa
3-A-1	$[114,783,000.00]	[4.8776]8	[2.83/NA]	[1-81/NA]	Sen/WAC/ PT	25	[2.305]%	[81]	AAA/ Aaa
4-A-1	$[29,082,000.00]	[5.6345]9	[2.98/NA]	[1-92/NA]	Sen/WAC/ PT	25	[2.025]%	[116]	AAA/ Aaa
5-A-1	$[103,062,000.00]	[4.0202]10	[1.77/NA]	[1-31/NA]	Sen/WAC/ PT	25	[2.079]%	[31]	AAA/ Aaa
6-A-1	$[241,680,000.00]	[4.4831]11	[2.51/NA]	[1-58/NA]	Sen/WAC/ PT	25	[2.069]%	[58]	AAA/ Aaa
7-A-1	$[99,910,000.00]	[TBD]12	[TBD]	[TBD]	Sen/WAC/ PT	25	[1.835]%	[58]	AAA/ Aaa
8-A-1	$[TBD]	[TBD]13	[TBD]	[TBD]	Sen/WAC/ PT	25	[TBD]%	[TBD]	AAA/ Aaa
9-A-1	$[TBD]	[TBD]14	[TBD]	[TBD]	Sen/WAC/ PT	25	[TBD]%	[TBD]	AAA/ Aaa
10-A-1	$[TBD]	[TBD]15	[TBD]	[TBD]	Sen/ Floater	30	[NA]	[TBD]	AAA/ Aaa
10-A-2	$[TBD]	[TBD]16	[TBD]	[TBD]	Sen/ Floater	30	[NA]	[TBD]	AAA/ Aaa
AR	$[50.00]	[TBD]17	[TBD]	[TBD]	Sen/ Residual	[NA]	[NA]	[TBD]	AAA/ NR
AR-L	$[50.00]	[TBD]17	[TBD]	[TBD]	Sen/ Residual	[NA]	[NA]	[TBD]	AAA/ NR
10-M-1	$[TBD]	[TBD]18	[TBD]	[TBD]	Sub/ Floater	30	[NA]	[TBD]	[AA]/ [Aa2]
10-M-2	$[TBD]	[TBD]19	[TBD]	[TBD]	Sub/ Floater	30	[NA]	[TBD]	[A+]/ [A1]
10-M-3	$[TBD]	[TBD]20	[TBD]	[TBD]	Sub/ Floater	30	[NA]	[TBD]	[A-]/ [A3]

1

The weighted average life to call, with respect to the Group 1, Group 2, Group 3, Group 4, Group 5, Group 6, Group 7, Group 8 and Group 9 Certificates, will be run to the earlier of the weighted average reset date and optional termination.

2

The principal window to call, with respect to the Group 1, Group 2, Group 3, Group 4, Group 5, Group 6, Group 7, Group 8 and Group 9 Certificates, will be run to the earlier of the weighted average reset date and optional termination.

3

Based on weighted average information on the assumed collateral as of the Cut-off Date.

4

The Group 1, Group 2, Group 3, Group 4, Group 5, Group 6, Group 7, Group 8, Group 9 and Group 10 Certificates (as defined herein, and other than the Class AR, Class AR-L and Class10-X Certificates) are expected to be rated by Standard & Poor's Ratings Services (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”).  The Class AR and Class AR-L Certificates are expected to be rated by S&P.

5

The initial pass-through rate on the Class 1-A-1 Certificates is expected to be approximately [4.1057]% per annum.  After the first distribution date, the per annum pass-through rate on the Class 1-A-1 Certificates will equal the weighted average of the net interest rates on the group 1 mortgage loans (30/360 accrual basis, 24 day delay).

6

The initial pass-through rate on the Class 1-A-2 Certificates is expected to be approximately [3.9057]% per annum.  After the first distribution date to and including the [January 2007] distribution date, the per annum pass-through rate on the Class 1-A-2 Certificates will equal the weighted average of the net interest rates on the group 1 mortgage loans for each distribution date minus [0.20%]%.  For each distribution date after the [January 2007] distribution date, the per annum pass-through rate on the Class 1-A-2 Certificates will equal the weighted average of the net interest rates on the group 1 mortgage loans minus [0.3074]% (30/360 accrual basis, 24 day delay).

7

The initial pass-through rate on the Class 2-A-1 Certificates is expected to be approximately [4.4729]% per annum.  After the first distribution date, the per annum pass-through rate on the Class 2-A-1 Certificates will equal the weighted average of the net interest rates on the group 2 mortgage loans (30/360 accrual basis, 24 day delay).

8

The initial pass-through rate on the Class 3-A-1 Certificates is expected to be approximately [4.8776]% per annum.  After the first distribution date, the per annum pass-through rate on the Class 3-A-1 Certificates will equal the weighted average of the net interest rates on the group 3 mortgage loans (30/360 accrual basis, 24 day delay).

9

The initial pass-through rate on the Class 4-A-1 Certificates is expected to be approximately [5.6345]% per annum.  After the first distribution date, the per annum pass-through rate on the Class 4-A-1 Certificates will equal the weighted average of the net interest rates on the group 4 mortgage loans (30/360 accrual basis, 24 day delay).

10

The initial pass-through rate on the Class 5-A-1 Certificates is expected to be approximately [4.0202]% per annum.  After the first distribution date, the per annum pass-through rate on the Class 5-A-1 Certificates will equal the weighted average of the net interest rates on the group 5 mortgage loans minus [0.02]% per annum (30/360 accrual basis, 24 day delay).

11

The initial pass-through rate on the Class 6-A-1 Certificates is expected to be approximately [4.4831]% per annum.  After the first distribution date, the per annum pass-through rate on the Class 6-A-1 Certificates will equal the weighted average of the net interest rates on the group 6 mortgage loans minus [0.02]% per annum (30/360 accrual basis, 24 day delay).

12

The initial pass-through rate on the Class 7-A-1 Certificates is expected to be approximately [TBD]% per annum.  After the first distribution date, the per annum pass-through rate on the Class 7-A-1 Certificates will equal the weighted average of the net interest rates on the group 7 mortgage (30/360 accrual basis, 24 day delay).

13

The initial pass-through rate on the Class 8-A-1 Certificates is expected to be approximately [TBD]% per annum.  After the first distribution date, the per annum pass-through rate on the Class 8-A-1 Certificates will equal the weighted average of the net interest rates on the group 8 mortgage (30/360 accrual basis, 24 day delay).

14

The initial pass-through rate on the Class 9-A-1 Certificates is expected to be approximately [TBD]% per annum.  After the first distribution date, the per annum pass-through rate on the Class 9-A-1 Certificates will equal the weighted average of the net interest rates on the group 9 mortgage (30/360 accrual basis, 24 day delay).

15

The initial pass-through rate on the Class 10-A-1 Certificates is expected to be approximately [TBD]% per annum.  After the first distribution date, the per annum pass-through rate on the Class 10-A-1 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%, (ii) the group 10 net funds cap, and (iii) [TBD]% (ACT/360, 0 day delay).  After the optional termination date for the group 10A and group 10B mortgage loans the Class 10-A-1 certificate margin will increase to [TBD]%.

16

The initial pass-through rate on the Class 10-A-2 Certificates is expected to be approximately [TBD]% per annum.  After the first distribution date, the per annum pass-through rate on the Class 10-A-2 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%, (ii) the group 10 net funds cap, and (iii) [TBD]% (ACT/360, 0 day delay).  After the optional termination date for the group 10A and group 10B mortgage loans the Class 10-A-2 certificate margin will increase to [TBD]%.

17

The initial pass-through rate on the Class AR Certificates and Class AR-L Certificates is expected to be approximately [TBD]% per annum.  After the first distribution date, the per annum pass-through rate on the Class AR Certificates and Class AR-L Certificates will equal the weighted average of the net interest rates on the group I mortgage loans (30/360 accrual basis, 24 day delay).

18

The initial pass-through rate on the Class 10-M-1 Certificates is expected to be approximately [TBD]% per annum.  After the first distribution date, the per annum pass-through rate on the Class 10-M-1 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%, (ii) the group 10 net funds cap, and (iii) [TBD]% (ACT/360, 0 day delay).  After the optional termination date for the group 10A and group 10B mortgage loans the Class 10-M-1 certificate margin will increase to [TBD]%.

19

The initial pass-through rate on the Class 10-M-2 Certificates is expected to be approximately [TBD]% per annum.  After the first distribution date, the per annum pass-through rate on the Class 10-M-2 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%, (ii) the group 10 net funds cap, and (iii) [TBD]% (ACT/360, 0 day delay).  After the optional termination date for the group 10A and group 10B mortgage loans the Class 10-M-2 certificate margin will increase to [TBD]%.

20

The initial pass-through rate on the Class 10-M-3 Certificates is expected to be approximately [TBD]% per annum.  After the first distribution date, the per annum pass-through rate on the Class 10-M-3 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%, (ii) the group 10 net funds cap, and (iii) [TBD]% (ACT/360, 0 day delay).  After the optional termination date for the group 10A and group 10B mortgage loans the Class 10-M-3 certificate margin will increase to [TBD]%.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

CSFB Mortgage-Backed Pass-Through Certificates, Series 2004-AR5

Offered Certificates (cont.)

Class	Original Balance (+/-5%)	Initial Coupon %	Avg. Life Call/ Mat.1	Prin. Window Call / Mat. (Months)2	Type	CPR	Proj. Net Margin3	W.A. MTR	Exp’d Rating4
C-B-1	$[TBD]	[TBD]5	[TBD]	[TBD]	Sub/WAC/ PT	25	[TBD]%	[TBD]	[AA]/ [Aa2]
C-B-2	$[TBD]	[TBD]5	[TBD]	[TBD]	Sub/WAC/ PT	25	[TBD]%	[TBD]	[A]/ [A2]
C-B-3	$[TBD]	[TBD]5	[TBD]	[TBD]	Sub/WAC/ PT	25	[TBD]%	[TBD]	[BBB]/ [Baa2]
I-B-1	$[TBD]	[TBD]6	[TBD]	[TBD]	Sub/WAC/ PT	25	[TBD]%	[TBD]	[AA]/ [Aa3]
I-B-2	$[TBD]	[TBD]6	[TBD]	[TBD]	Sub/WAC/ PT	25	[TBD]%	[TBD]	[A]/ [A3]
I-B-3	$[TBD]	[TBD]6	[TBD]	[TBD]	Sub/WAC/ PT	25	[TBD]%	[TBD]	[BBB]/ [Baa3]

Non-Offered Certificates

Class	Original Balance (+/-5%)	Initial Coupon %	Avg. Life Call/ Mat.1	Prin. Window Call / Mat. (Months)2	Type	CPR	Proj. Net Margin3	W.A. MTR	Exp’d Rating4
C-B-4	$[TBD]	[TBD] 5	[TBD]	[TBD]	Sub/WAC/ PT	25	[TBD]%	[TBD]	BB/ [Ba3]
C-B-5	$[TBD]	[TBD] 5	[TBD]	[TBD]	Sub/WAC/ PT	25	[TBD]%	[TBD]	B/ [B3]
C-B-6	$[TBD]	[TBD] 5	[TBD]	[TBD]	Sub/WAC/ PT	25	[TBD]%	[TBD]	NR/ NR
I-B-4	$[TBD]	[TBD] 6	[TBD]	[TBD]	Sub/WAC/ PT	25	[TBD]%	[TBD]	BB/ [NR]
I-B-5	$[TBD]	[TBD] 6	[TBD]	[TBD]	Sub/WAC/ PT	25	[TBD]%	[TBD]	B/ [NR]
I-B-6	$[TBD]	[TBD] 6	[TBD]	[TBD]	Sub/WAC/ PT	25	[TBD]%	[TBD]	NR/ NR
10-X	$[0.00]	N/A	N/A	N/A	Residual	N/A	N/A	N/A	NR/ NR

Information is subject to final collateral, rating agency approval and legal review.  The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties, which may vary from the actual characteristics of the final collateral.  Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur.  Investors should rely on the information contained in or filed in connection with the prospectus/prospectus supplement.

1

The weighted average life to call, with respect to the Class C-B and Class I-B Certificates, will be run to the earlier of the weighted average reset date and optional termination.

2

The principal window to call, with respect to the Class C-B and Class I-B Certificates, will be run to the earlier of the weighted average reset date and optional termination.

3

Based on weighted average information on the assumed collateral as of the Cut-off Date.

4

The Class C-B and Class I-B Certificates (as defined herein, and other than the Class C-B-6 and Class I-B-6 Certificates) may be rated by one or both rating agencies.  None of the Class C-B-6, Class I-B-6 and Class 10-X Certificates will be rated.

5

The initial pass-through rate on the Class C-B Certificates is expected to be approximately [TBD]% per annum.  After the first distribution date, the per annum pass-through rate on the Class C-B Certificates will equal the weighted average of the net interest rates on the group 1, group 2, group 3, group 4, group 5, group 6 and group 7 mortgage loans (less [0.02]% for the group 5 and group 6 mortgage loans), as further described in the prospectus supplement (30/360 accrual basis, 24 day delay).

6

The initial pass-through rate on the Class I-B Certificates is expected to be approximately [TBD]% per annum.  After the first distribution date, the per annum pass-through rate on the Class I-B Certificates will equal the weighted average of the net interest rates on the group 8 and group 9 mortgage loans, as further described in the prospectus supplement (30/360 accrual basis, 24 day delay).

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

I.

SUMMARY

Title of series	CSFB Mortgage-Backed Pass-Through Certificates, Series 2004-AR5.
Depositor	Credit Suisse First Boston Mortgage Securities Corp.
Sellers	DLJ Mortgage Capital, Inc. and Washington Mutual Mortgage Securities Corp. (“WMMSC”).
Servicers

ABN AMRO Mortgage Group, Inc., Countrywide Home Loans Servicing LP, Fairbanks Capital Corp. (“Fairbanks”) (see “Fairbanks servicing risk” herein), Greenpoint Mortgage Funding, Inc., IndyMac Bank, F.S.B., National City Mortgage Co., Wells Fargo Home Mortgage, Inc. and WMMSC.

Back-up Servicer	Wells Fargo Bank, N.A. (only with respect to the Fairbanks-serviced mortgage loans).
Special Servicer	Wilshire Credit Corporation.
Master Servicer	Wells Fargo Bank, N.A. (other than with respect to the mortgage loans serviced by WMMSC).
Trustee	U.S. Bank National Association.
Trust Administrator	Wells Fargo Bank, N.A.
Mortgage pool

[5,321] adjustable-rate mortgage loans with an aggregate principal balance of approximately $[1,513,124,203.13] as of the cut-off date, secured by first liens on one- to four-family residential properties. Generally, after the initial fixed rate period, the interest rate and payment for the mortgage loans adjust semi-annually or annually based on an index plus a margin.  The mortgage pool consists of ten groups of mortgage loans.  Groups 1, 5 and 8 are each generally comprised of mortgage loans with an initial fixed rate period of 2 or 3 years, Groups 2, 6, 7 and 9 are each generally comprised of mortgage loans with an initial fixed rate period of 5 years, Group 3 is generally comprised of mortgage loans with an initial fixed rate period of 7 years, Group 4 is generally comprised of mortgage loans with an initial fixed rate period of 10 years, and Group 10 is generally comprised of mortgage loans with an initial fixed rate period of 2, 3 or 5 years.

Designation	Number of Mortgage Loans	Cut-off Date Principal Balance
Group 1	[188]	$[92,693,073.41]
Group 2	[401]	$[223,366,801.21]
Group 3	[306]	$[120,823,873.27]
Group 4	[77]	$[30,612,737.24]
Group 5	[547]	$[108,486,674.86]
Group 6	[1262]	$[254,402,499.89]
Group 7	[258]	$[105,171,093.42]
Group 8	[169]	$[56,410,907.30]
Group 9	[487]	$[144,932,670.64]
Group 10	N/A	N/A

Approximately [47.88]%, [77.91]%, [42.65]%, [72.90]%, [31.79]%, [46.93]%, [83.68]%, [86.95]% and [86.01]% of the groups 1, 2, 3, 4, 5, 6, 7, 8 and 9 mortgage loans, respectively, do not provide for any payments of principal prior to their first adjustment date, or, with respect to certain group 3 and 4 mortgage loans, five years from the date of origination, or, with respect to certain groups 2, 4 and 6 mortgage loans, ten years from the date of origination.

With respect to approximately [66.96]% of the group 3 mortgage loans, the servicing fee will initially be 0.25% and will increase to 0.375% beginning on the first rate adjustment date.

Information contained herein reflects the May 1, 2004 cut-off date scheduled balances. Collateral information contained herein is indicative.  On the closing date, the aggregate principal balance of the mortgage loans in loan groups 1, 2, 3, 4, 5, 6, 7, 8, 9, 10A and 10B, along with any amounts on deposit in the prefunding account, will equal the aggregate principal balance of the Groups 1, 2, 3, 4, 5, 6, 7, 8, 9 and 10 Certificates, the Class C-B Certificates and the Class I-B Certificates.  For further collateral information, see “Collateral Summary” and “Collateral Details” herein.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

[Prefunding Amount]	Approximately [10%].
[Capitalized Interest Account]	[TBD]
Cut-off date	May 1, 2004.
Closing date	On or about May 27, 2004.
Investor settlement date	On or about May 28, 2004.
Distribution dates	On the 25th day of each month, or if the 25th day is not a business day, on the succeeding business day I in June 2004.
Scheduled final distribution date	The distribution date in June 2034. The actual final distribution date could be substantially earlier.
Maturity date	July 25, 2034.
Offered certificates

Class 1-A-1, Class 1-A-2, Class AR and Class AR-L Certificates (the “Group 1 Certificates”),

Class 2-A-1 Certificates (the “Group 2 Certificates”),

Class 3-A-1 Certificates (the “Group 3 Certificates”),

Class 4-A-1 Certificates (the “Group 4 Certificates”),

Class 5-A-1 Certificates (the “Group 5 Certificates”),

Class 6-A-1 Certificates (the “Group 6 Certificates”),

Class 7-A-1 Certificates (the “Group 7 Certificates”),

Class 8-A-1 Certificates (the “Group 8 Certificates”),

Class 9-A-1 Certificates (the “Group 9 Certificates”),

Class 10-A-1 and Class 10-A-2 Certificates (the “Group 10 Senior Certificates”),

Class 10-M-1, Class 10-M-2 and Class 10-M-3 Certificates (the “Group 10 Subordinate Certificates,” and together with the Group 10 Senior Certificates and the Class 10-X Certificates, the “Group 10 Certificates”),

The Group 1 Certificates, Group 2 Certificates, Group 3 Certificates, Group 4 Certificates, Group 5 Certificates, Group 6 Certificates, Group 7 Certificates, Group 8 Certificates, Group 9 Certificates and Group 10 Senior Certificates (together, the “Senior Certificates”),

Class C-B-1, Class C-B-2, Class C-B-3, Class I-B-1, Class I-B-2 and Class I-B-3  Certificates (together with the Senior Certificates and the Group 10 Subordinate Certificates, the “Offered Certificates”).

Privately offered certificates

Class C-B-4, Class C-B-5 and Class C-B-6 Certificates (together with the Class C-B-1, Class C-B-2 and Class C-B-3 Certificates, the “Class C-B Certificates”), Class I-B-4, Class I-B-5 and Class I-B-6 Certificates (together with the Class I-B-1, Class I-B-2 and Class I-B-3 Certificates, the “Class I-B Certificates”), and the Class 10-X Certificates.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

Form of offered certificates	The Offered Certificates, other than the Class AR and Class AR-L Certificates, will be book-entry certificates. The Class AR and Class AR-L Certificates will be physical certificates.
Minimum denominations

The Offered Certificates, other than the Class AR and Class AR-L Certificates, will be issued in minimum denominations (by principal balance) of $25,000 and integral multiples of $1 in excess thereof.  The Class AR and Class AR-L Certificates will be issued in minimum percentage interests of 20%.

Accrual periods

For any distribution date and any class of Offered Certificates, other than the Group 10 Certificates, the calendar month immediately preceding that distribution date, on the basis of a 360-day year consisting of twelve 30-day months.  For any distribution date and the Group 10 Certificates, the period commencing on the immediately preceding distribution date (or the closing date, in the case of the first accrual period) and ending on the day immediately preceding the related distribution date, on the basis of a 360-day year and the actual number of days elapsed in each accrual period.

Delay days	For any distribution date and any class of Offered Certificates other than the Group 10 Certificates, 24 days. For any distribution date and the Group 10 Certificates, 0 days.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

Optional termination

On any distribution date on which the aggregate outstanding stated principal balance of the group 1, group 2, group 3, group 4, group 5, group 6 and group 7 mortgage loans is less than or equal to 10% of its aggregate principal balance as of the cut-off date, [TBD] may, but will not be required to, purchase from the trust all remaining group 1, group 2, group 3, group 4, group 5, group 6 and group 7 mortgage loans, thereby causing an early retirement of and a principal prepayment on the Group 1, Group 2, Group 3, Group 4, Group 5, Group 6, Group 7 and Class C-B Certificates.

On any distribution date on which the aggregate outstanding stated principal balance of the group 8 and group 9 mortgage loans is less than or equal to 10% of its aggregate principal balance as of the cut-off date, [TBD] may, but will not be required to, purchase from the trust all remaining group 8 and group 9 mortgage loans, thereby causing an early retirement of and a principal prepayment on the Group 8, Group 9 and Class I-B Certificates.

On any distribution date on which the aggregate outstanding stated principal balance of the group 10A and group 10B mortgage loans is less than or equal to 10% of its aggregate principal balance as of the cut-off date, [TBD] may, but will not be required to, purchase from the trust all remaining group 10A and group 10B mortgage loans, thereby causing an early retirement of and a principal prepayment on the Group 10 Certificates.

Ratings

The Offered Certificates are expected to be rated by Moody’s Investors Service, Inc. (“Moody’s) and/or Standard & Poor’s Ratings Services (“S&P”), with the ratings indicated in the table on page 2 above.  Certain of the Class C-B Certificates may be rated by Moody’s and/or S&P.

ERISA considerations

The offered certificates, other than the Class AR and Class AR-L Certificates, may be eligible for purchase by transferees acting for, or on behalf of, employee benefit plans or other retirement arrangements that are subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or to Section 4975 of the Internal Revenue Code of 1986, as amended, subject to certain considerations described in the prospectus supplement.  Sales of the Class AR and Class AR-L Certificates to such plans or retirement arrangements are prohibited, except as described in the prospectus supplement.

Federal income tax consequences

For federal income tax purposes, the depositor will cause multiple separate real estate mortgage investment conduit (“REMIC”) elections to be made with respect to the trust (exclusive of the assets held in the basis risk reserve fund).  The Offered Certificates, other than the Class AR and Class AR-L Certificates, will represent ownership of regular interests in the upper tier REMIC.  These certificates will generally be treated as representing ownership of debt for federal income tax purposes.  Holders of these certificates will be required to include as income all interest and original issue discount, if any, on such certificates in accordance with the accrual method of accounting, regardless of the certificateholders’ usual methods of accounting.  In addition, the Group 10 Certificates, other than the Class 10-X Certificates, will be treated as having a right to receive certain payments from the related basis risk reserve fund.  For federal income tax purposes, the Class AR-L Certificates will represent ownership of the residual interests in the lower-tier REMICs, which will hold the mortgage loans, and the Class AR Certificates will represent ownership of the residual interest in each remaining REMIC.

Legal investment

When issued, the Offered Certificates, other than the Class 10-M-2, Class 10-M-3, Class C-B-2, Class C-B-3, Class I-B-2 and Class I-B-3 Certificates, will be “mortgage related securities” for purposes of the Secondary Mortgage Market Enhancement Act of 1984 (“SMMEA”).  You should consult your legal advisors in determining whether and to what extent the Offered Certificates constitute legal investments for you.

Principal and interest advancing

Each servicer (or if a servicer, other than WMMSC, fails to make an advance, the master servicer), will make cash advances with respect to delinquent scheduled payments of principal and interest on any mortgage loan serviced by it, to the extent they are deemed recoverable.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

Compensating interest	Each servicer will provide compensating interest for prepayment interest shortfalls only to the extent described in the prospectus supplement.
Servicing tansfer

It is anticipated that on or about August 1, 2004, the servicing function for all or a portion of the mortgage loans serviced by Fairbanks will be transferred to a successor servicer that meets the requirements of a successor servicer in the pooling and servicing agreement.

Fairbanks servicing risk

On April 30, 2003, S&P announced that it lowered Fairbanks’ “Strong” residential servicing rankings for non-prime and special servicing to “Below Average” with a “Stable” outlook.  As a result, Fairbanks’ status as an S&P “Select Servicer” has been withdrawn by S&P.

On May 5, 2003, Moody’s announced that it downgraded Fairbanks’ ratings as a primary servicer of residential subprime mortgage loans and as a special servicer from “Strong” to “Below Average”.  On April 28, 2004, Moody’s announced that it had raised Fairbanks’ ratings as a primary servicer of subprime mortgage loans and as a special servicer from “Below Average” to “Average”.

On October 8, 2003, Fitch announced that it had downgraded Fairbanks’ residential primary servicer ratings for subprime and home equity from “RPS3- Rating Watch Evolving” to “RPS3- Rating Watch Negative”.  Fitch also downgraded Fairbanks’ Alt-A primary servicer rating from “RPS3 Rating Watch Evolving” to “RPS3 Rating Watch Negative” and Fairbanks’ special servicer rating from “RSS3 Rating Watch Evolving” to “RSS3 Rating Watch Negative”.

On March 1, 2004, Fitch announced that it had removed Fairbanks’ servicer ratings from Rating Watch Negative, where Fairbanks was placed on October 8, 2003, and reaffirmed its ratings announced in June 2003.  Fitch recently completed a review of Fairbanks’ servicing facilities and cited progress by Fairbanks in implementing process changes, installing new management, and reaching a settlement with the FTC and HUD as reasons for the rating actions.

An affiliate of the Depositor is a lender under one or more of Fairbanks’ credit facilities.

On June 12, 2003, Senator Barbara Mikulski of Maryland asked the DOJ to work together with HUD in its review of Fairbanks’ policies and practices.  Subsequently, HUD IG initiated a criminal investigation of Fairbanks’ business practices. On November 12, 2003, Mel Martinez, the Secretary of HUD, announced that HUD IG had conducted a criminal investigation and that such investigation was “now closed,” citing the FTC HUD settlement and consumer redress as the determining factors.

On November 12, 2003, Fairbanks announced that it had entered into a final settlement agreement with the FTC and HUD to resolve issues raised during their review of Fairbanks servicing practices. As part of the settlement, Fairbanks agreed to create a $40 million redress fund for the benefit of consumers allegedly harmed by Fairbanks and to implement certain practices on a prospective basis.

Fairbanks is currently subject to a significant number of lawsuits styled as class actions which assert claims under various federal and state consumer protection laws as well as state common law.  It is impossible to estimate with certainty the ultimate legal and financial liability with respect to such claims and legal actions, and an adverse judgment or settlement in one or more of such claims or legal actions could have a significant adverse effect on the financial condition or results of Fairbanks and/or could adversely affect Fairbanks’ ability to perform, or the quality of its performance, as servicer of the mortgage loans serviced by Fairbanks.

Fairbanks has entered into a settlement agreement with counsel representing plaintiffs in approximately 90% of the putative class actions (by number of pending putative class actions).  On December 10, 2003, the United States District Court for the District of Massachusetts entered a preliminary approval of that settlement agreement.  Any settlement of such actions is subject to final approval by the court after the completion of a fairness hearing, scheduled for May 12, 2004, and the exhaustion of appeals, if any.  On December 10, 2003, that same District Court also entered an injunction that has the effect of staying all litigation against Fairbanks, both pending and litigation that might be filed.  (The injunction excludes counterclaims and defenses that might arise out of foreclosure proceedings that Fairbanks initiates and individuals who exclude themselves from the settlement in order to pursue individual claims for relief.)  There is no assurance that Fairbanks will resolve the putative class actions in accordance with the settlement agreement.

Fairbanks has experienced an increased level of scrutiny from various state regulatory agencies and a few states have commenced formal investigations.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

Fairbanks has informed the Depositor that Fannie Mae continues to review its servicing practices and procedures.  Fairbanks has also informed the Depositor that it cannot add additional Fannie Mae-owned loans to its servicing or subservicing portfolio after May 2004.  There can be no assurance that Fannie Mae’s continuing review or the results thereof will not have a significant adverse effect on Fairbanks, its status as a Fannie Mae-approved seller/servicer, or its financial condition.  The occurrence of one or more of the foregoing events could lead to a transfer of Fairbanks’ servicing responsibilities, which, in turn, may result in delays in distributions on the certificates and/or losses on the certificates.

Fairbanks has informed the Depositor that it is in the midst of dealing with the rating agencies, its customers, investors and regulators and that it cannot state definitively what the ultimate outcome of these issues will be.  Fairbanks has informed the Depositor that due to these current and potential future adverse events, future income from its operations may be negatively impacted.

If any of the developments described above is determined adversely to Fairbanks, this could lead to further downgrades by one or more rating agencies, a transfer of Fairbanks’ servicing responsibilities, increased delinquencies on the mortgage loans serviced by Fairbanks, delays in distributions or losses on the certificates or any combination of these events. In addition, such developments could result in Fairbanks’ insolvency or bankruptcy, and there can be no assurance, in the event of a bankruptcy proceeding, that Fairbanks could reorganize successfully in bankruptcy.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

II.

CREDIT ENHANCEMENT (Groups 1 - 7)

Subordination

The Group 1, Group 2, Group 3, Group 4, Group 5, Group 6 and Group 7 Certificates will receive distributions of interest and principal before the Group C-B Certificates are entitled to receive distributions of interest or principal.  The Group C-B Certificates absorb most losses, in reverse order of principal priority, on the group 1, 2, 3, 4, 5, 6 and 7 mortgage loans prior to the Group 1, Group 2, Group 3, Group 4, Group 5, Group 6 and Group 7 Certificates.

NOTE:  The Group C-B Certificates represent interests in the group 1, 2, 3, 4, 5, 6 and 7 mortgage loans; consequently, the Group C-B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the mortgage loans in any of these groups.

Group 1 - 7 credit enhancement percentages

For any distribution date, the fraction, expressed as a percentage, the numerator of which is the sum of the aggregate class principal balance of the Class C-B Certificates after giving effect to payments on such distribution date, and the denominator of which is the aggregate loan group balance for group 1, 2, 3, 4, 5, 6 and 7 mortgage loans for such distribution date.

Initial Group 1-7 Credit Enhancement Percentages:

Class

Approximate Expected Initial Credit Enhancement* (%)

Senior Certificates

[5.00]**

C-B-1

[TBA]

C-B-2

[TBA]

C-B-3

[TBA]

C-B-4

[TBA]

C-B-5

[TBA]

C-B-6

[TBA]

*Based on collateral cut-off balance.

**Subject to a +/- 0.50% variance

Shifting of interests

Except as described below, the Group 1, Group 2, Group 3, Group 4, Group 5, Group 6 and Group 7 Certificates will receive 100% of principal prepayments received on the mortgage loans in the related loan group until the [seventh] anniversary of the first distribution date.  During the next four years, the senior certificates will generally receive a disproportionately large, but decreasing, share of principal prepayments.  This will result in a quicker return of principal to these senior certificates and increases the likelihood that holders of these certificates will be paid the full amount of principal to which they are entitled.

If the subordinate percentage before the third anniversary of the first distribution date is greater than or equal to twice the subordinate percentage as of the closing date (and certain other rating agency collateral performance requirements are satisfied), then the subordinate classes will receive 50% of their pro rata share of principal prepayments.  If the subordinate percentage on or after the third anniversary of the first distribution date is greater than or equal to twice the subordinate percentage as of the closing date (and certain rating agency collateral performance requirements are satisfied), then the subordinate classes will receive their pro rata share of principal prepayments.

Cross-collateralization

In certain limited circumstances, principal and interest collected from any of the loan group 1, 2, 3, 4, 5, 6 and 7 mortgage loans may be used to pay principal or interest, or both, to the senior certificates (other than the Group 8, Group 9 and Group 10 Certificates) unrelated to that loan group.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

Coverage for excess losses

The Group C-B Certificates will provide limited protection to the classes of certificates of higher relative priority against special hazard losses, bankruptcy losses and fraud losses in excess of certain amounts, as described in the prospectus supplement.

Note:  The Group C-B Certificates are allocated losses from mortgage loans in loan groups 1, 2, 3, 4, 5, 6 and 7; consequently, disproportionately high special hazard, bankruptcy or fraud losses experienced by one loan group could adversely impact protection to unrelated Group 1, Group 2, Group 3, Group 4, Group 5, Group 6 and Group 7 Certificates for these types of losses.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

III.

CREDIT ENHANCEMENT (Groups 8 and 9)

Subordination

The Group 8 and Group 9 Certificates will receive distributions of interest and principal before the Group I-B Certificates are entitled to receive distributions of interest or principal.  The Group I-B Certificates absorb most losses, in reverse order of principal priority, on the group 8 and 9 mortgage loans prior to the Group 8 and Group 9 Certificates.

NOTE:  The Group I-B Certificates represent interests in the group 8 and 9 mortgage loans; consequently, the Group I-B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the mortgage loans in any of these groups.

Group 8 and 9 credit enhancement percentages

For any distribution date, the fraction, expressed as a percentage, the numerator of which is the sum of the aggregate class principal balance of the Class I-B Certificates after giving effect to payments on such distribution date, and the denominator of which is the aggregate loan group balance for group 8 and 9 mortgage loans for such distribution date.

Initial Group 8 and 9 Credit Enhancement Percentages:

Class

Approximate Expected Initial Credit Enhancement* (%)

Senior Certificates

[5.00]**

I-B-1

[TBA]

I-B-2

[TBA]

I-B-3

[TBA]

I-B-4

[TBA]

I-B-5

[TBA]

I-B-6

[TBA]

*Based on collateral cut-off balance.

**Subject to a +/- 0.50% variance

Shifting of interests

Except as described below, the Group 8 and Group 9 Certificates will receive 100% of principal prepayments received on the mortgage loans in the related loan group until the [seventh] anniversary of the first distribution date.  During the next four years, the senior certificates will generally receive a disproportionately large, but decreasing, share of principal prepayments.  This will result in a quicker return of principal to these senior certificates and increases the likelihood that holders of these certificates will be paid the full amount of principal to which they are entitled.

If the subordinate percentage before the third anniversary of the first distribution date is greater than or equal to twice the subordinate percentage as of the closing date (and certain other rating agency collateral performance requirements are satisfied), then the subordinate classes will receive 50% of their pro rata share of principal prepayments.  If the subordinate percentage on or after the third anniversary of the first distribution date is greater than or equal to twice the subordinate percentage as of the closing date (and certain rating agency collateral performance requirements are satisfied), then the subordinate classes will receive their pro rata share of principal prepayments.

Cross-collateralization

In certain limited circumstances, principal and interest collected from any of the loan group 8 and 9 mortgage loans may be used to pay principal or interest, or both, to the senior certificates (other than the Groups 1, 2, 3, 4, 5, 6, 7 and 10 Certificates) unrelated to that loan group.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

Coverage for excess losses

The Group I-B Certificates will provide limited protection to the classes of certificates of higher relative priority against special hazard losses, bankruptcy losses and fraud losses in excess of certain amounts, as described in the prospectus supplement.

Note:  The Group I-B Certificates are allocated losses from mortgage loans in loan groups 8 and 9; consequently, disproportionately high special hazard, bankruptcy or fraud losses experienced by one loan group could adversely impact protection to unrelated Group 8 and Group 9 Certificates for these types of losses.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

IV.

CREDIT ENHANCEMENT (GROUPS 10A AND 10B)

Overcollateralization

The group 10A and group 10B mortgage loans bear interest each month in an amount that in the aggregate is expected to exceed the amount needed to pay monthly interest on the Group 10 Certificates and certain related trust expenses.  This excess interest will be applied to pay principal on the Group 10 Certificates (other than the Class 10-X Certificates) in order to create and maintain the required level of overcollateralization.  The overcollateralization will be available to absorb losses on the group 10A and group 10B mortgage loans.  The required level of overcollateralization may increase or decrease over time.  We cannot assure you that sufficient interest will be generated by the group 10A and group 10B mortgage loans to create and maintain the required level of overcollateralization or to absorb losses on the group 10A and group 10B mortgage loans.

Overcollateralization amount

For any distribution date will be equal to the amount, if any, by which (x) the aggregate loan balance of the group 10A and group 10B mortgage loans for such distribution date exceeds (y) the aggregate class principal balance of the Group 10 Certificates after giving effect to payments on such distribution date.

Initial overcollateralization	As of the closing date, the overcollateralization amount will be equal to $[0.00].
Targeted overcollateralization amount

For any distribution date prior to the stepdown date, approximately 0.50% of the aggregate loan balance of the group 10A and group 10B mortgage loans as of the cut-off date.  For any distribution date on or after the stepdown date and with respect to which a trigger event is not in effect, the greater of (a) 1.00% of the aggregate loan balance of the group 10A and group 10B mortgage loans for such distribution date, or (b) 0.50% of the aggregate loan balance of the group 10A and group 10B mortgage loans as of the cut-off date.  For any distribution date on or after the stepdown date with respect to which a trigger event is in effect and is continuing, the targeted overcollateralization amount for the distribution date immediately preceding such distribution date.

Stepdown date

The later to occur of (a) the distribution date in [June 2007], and (b) the first distribution date on which the senior enhancement percentage is equal to or greater than two times the initial credit enhancement percentage for the Group 10 Senior Certificates.

Group 10 credit enhancement percentage	Initial Group 10 Credit Enhancement Percentages:

Class	Approximate Expected Initial Credit Enhancement* (%)	Approximate Expected Initial Target Credit Enhancement* (%)	Approximate Expected Final Target Credit Enhancement** (%)
10-A	[TBD]	[TBD]	[TBD]
10-M-1	[TBD]	[TBD]	[TBD]
10-M-2	[TBD]	[TBD]	[TBD]
10-M-3	[TBD]	[TBD]	[TBD]

*Prior to the stepdown date, based on collateral cut-off balance.
**After stepdown date, based on current pool balance.

[Note: Class 10-A represents the aggregate balance of the Class 10-A-1 and Class 10-A-2 Certificates.]

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

Trigger event

A trigger event will occur for any distribution date if either (i) the average of the delinquency rates for each of the three (or one and two, in the case of the first and second distribution dates) immediately preceding months as of the last day of the related collection period equals or exceeds [TBD]% or (ii) the cumulative realized losses as a percentage of the original aggregate collateral balance on the closing date for such distribution date is greater than the percentage set forth below:

Range of Distribution Dates

Cumulative Loss Percentage

June 2007 – May 2008

[TBD]%

June 2008 – May 2009

[TBD]%

June 2009 – May 2010

[TBD]%

June 2010 – May 2011

[TBD]%

June 2011 and thereafter

[TBD]%

Delinquency rate

With respect to any distribution date, the fraction, expressed as a percentage, the numerator of which is the aggregate loan balance of the group 10A and group 10B mortgage loans 60 or more days delinquent (including all foreclosures and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the aggregate loan balance of the group 10A and group 10B mortgage loans as of the close of business on the last day of such month.

Subordination

The Group 10 Senior Certificates will have a payment priority over the Group 10 Subordinate Certificates.  Each class of Group 10 Subordinate Certificates will be subordinate to each other class of subordinate certificates with a higher payment priority.

Losses on the group 10A and group 10B mortgage loans will first reduce the available excess interest and then reduce the overcollateralization amount.  If there is no overcollateralization at that time, losses on the mortgage loans will be allocated to the Group 10 Subordinate Certificates, in the reverse order of their priority of payment, until the principal amount of all classes of Group 10 Subordinate Certificates are reduced to zero.

Cross-collateralization

In certain limited circumstances, principal and interest collected from any of the loan group 10A or loan group 10B mortgage loans may be used to pay principal or interest, or both, to the Group 10 Senior Certificates unrelated to that loan group.  In addition, each month, certain monthly interest payments equal to the product of a) one twelfth of 0.02% and b) the preceding Group 5 and Group 6 collateral balance will be allocated to group 10 available funds, thereby increasing available excess interest.  These interest payments will be added to the Group 10 available funds concurrently with interest distributions being made on the Group 5 and Group 6 Certificates.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

V.

DISTRIBUTIONS (Groups 1 - 7)

Available distribution amount

For any distribution date and each of the group 1, 2, 3, 4, 5, 6 and 7 mortgage loans, the sum of: (i) scheduled payments and advances on the related mortgage loans, net of related servicing, trustee, and insurance fees, as applicable; (ii) insurance and liquidation proceeds, net of unreimbursed liquidation expenses; (iii) principal prepayments received during the related prepayment period, excluding prepayment penalties; (iv) amounts received in respect of a repurchase by the related seller, or a purchase by a holder of a subordinate certificate or by the special servicer, as provided in the pooling and servicing agreement, net of advances previously made and other amounts as to which the trustee, the trust administrator, a servicer or the master servicer is entitled to be reimbursed; (v)  compensating interest; (vi) recoveries; and (vii) any amount paid in connection with an optional termination, up to the amount of the par value for the related group.

Priority of distributions

Distributions will in general be made to the extent of the available funds for the related loan group in the order and priority as follows:

1.

First, to the related senior certificates, accrued and unpaid interest at their respective pass-through rates on their respective class principal balances or notional balances, as applicable.

2.

Second, to the related senior certificates, as principal, the related senior principal distribution amount as described below under the heading “Distributions of principal,”

3.

Third, to each class of Group C-B Certificates, interest and then principal in increasing order of numerical class designation, and

4.

Fourth, to the Class AR or Class AR-L Certificates, as appropriate, the remainder (which is expected to be zero).

Distribution of principal

On each distribution date, an amount up to the Group 1 senior principal distribution amount for that distribution date will be distributed as principal pro rata to the Class AR Certificates and Class AR-L Certificates until their respective class principal balances are reduced to zero, and then pro rata to the to the Class 1-A-1 and Class 1-A-2 Certificates until their class principal balances have been reduced to zero.

On each distribution date, an amount up to the Group 2 senior principal distribution amount for that distribution date will be distributed as principal to the Class 2-A-1 Certificates, until its class principal balance has been reduced to zero.

On each distribution date, an amount up to the Group 3 senior principal distribution amount for that distribution date will be distributed as principal to the Class 3-A-1 Certificates, until its class principal balance has been reduced to zero.

On each distribution date, an amount up to the Group 4 senior principal distribution amount for that distribution date will be distributed as principal to the Class 4-A-1 Certificates, until its class principal balance has been reduced to zero.

On each distribution date, an amount up to the Group 5 senior principal distribution amount for that distribution date will be distributed as principal to the Class 5-A-1 Certificates, until its class principal balance has been reduced to zero.

On each distribution date, an amount up to the Group 6 senior principal distribution amount for that distribution date will be distributed as principal to the Class 6-A-1 Certificates, until its class principal balance has been reduced to zero.

On each distribution date, an amount up to the Group 7 senior principal distribution amount for that distribution date will be distributed as principal to the Class 7-A-1 Certificates, until its class principal balance has been reduced to zero.

On each distribution date, an amount, up to the amount of the Subordinate Principal Distribution Amount for that distribution date, will be distributed as principal, to the Group C-B Certificates, to the extent of the aggregate Available Funds remaining after distribution of interest and principal to the related Senior Certificates.  Each class of Group C-B Certificates will be entitled to receive its pro rata share, based on its respective Class Principal Balance, of the Subordinate Principal Distribution Amount.  Distributions of principal to the subordinate certificates will be made on each distribution date sequentially in the order of their numerical class designation, beginning with the Class C-B-1 Certificates, until each class of subordinate certificates has received its respective pro rata share of the Subordinate Principal Distribution Amount for that distribution date.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

VI.

DISTRIBUTIONS (Groups 8 and 9)

Available distribution amount

For any distribution date and each of the group 8 and 9 mortgage loans, the sum of: (i) scheduled payments and advances on the related mortgage loans, net of related servicing, trustee, and insurance fees, as applicable; (ii) insurance and liquidation proceeds, net of unreimbursed liquidation expenses; (iii) principal prepayments received during the related prepayment period, excluding prepayment penalties; (iv) amounts received in respect of a repurchase by the related seller, or a purchase by a holder of a subordinate certificate or by the special servicer, as provided in the pooling and servicing agreement, net of advances previously made and other amounts as to which the trustee, the trust administrator, a servicer or the master servicer is entitled to be reimbursed; (v)  compensating interest; (vi) recoveries; and (vii) any amount paid in connection with an optional termination, up to the amount of the par value for the related group.

Priority of distributions

Distributions will in general be made to the extent of the available funds for the related loan group in the order and priority as follows:

1. First, to the related senior certificates, accrued and unpaid interest at their respective pass-through rates on their respective class principal balances or notional balances, as applicable.

2. Second, to the related senior certificates, as principal, the related senior principal distribution amount as described below under the heading “Distributions of principal,” and

3. Third, to each class of Group I-B Certificates, interest and then principal in increasing order of numerical class designation.

Distribution of principal

On each distribution date, an amount up to the Group 8 senior principal distribution amount for that distribution date will be distributed as principal to the Class 8-A-1 Certificates, until its class principal balance has been reduced to zero.

On each distribution date, an amount up to the Group 9 senior principal distribution amount for that distribution date will be distributed as principal to the Class 9-A-1 Certificates, until its class principal balance has been reduced to zero.

On each distribution date, an amount, up to the amount of the Subordinate Principal Distribution Amount for that distribution date, will be distributed as principal, to the Group I-B Certificates, to the extent of the aggregate Available Funds remaining after distribution of interest and principal to the related Senior Certificates.  Each class of Group I-B Certificates will be entitled to receive its pro rata share, based on its respective Class Principal Balance, of the Subordinate Principal Distribution Amount.  Distributions of principal to the subordinate certificates will be made on each distribution date sequentially in the order of their numerical class designation, beginning with the Class I-B-1 Certificates, until each class of subordinate certificates has received its respective pro rata share of the Subordinate Principal Distribution Amount for that distribution date.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

VII.

DISTRIBUTIONS (Group 10A and Group 10B)

Interest remittance amount

For any distribution date and the related loan group, the sum of (i) scheduled interest payments (other than payaheads) and advances on the mortgage loans in the related loan group for the related collection period, the interest portion of payaheads previously received and intended for application in the related collection period and the interest portion of all payoffs (net of payoff interest for such distribution date) and curtailments received on the mortgage loans during the related prepayment period, less (x) the applicable expense fees with respect to such mortgage loans and (y) unreimbursed advances and other amounts due to the master servicer, the applicable servicer and the trust administrator with respect to such mortgage loans, to the extent allocable to interest, (ii) compensating interest, (iii) the portion of any substitution adjustment amount and purchase price paid with respect to such mortgage loans during the related collection period, in each case allocable to interest and amounts paid in connection with an optional termination, up to the amount of the interest portion of the par value for the related loan group, (iv) net liquidation proceeds (net of unreimbursed advances, servicing advances and other expenses, to the extent allocable to interest, and unpaid expense fees) collected with respect to the mortgage loans in the related loan group during the related collection period, to the extent allocable to interest and (v) excess interest provided by group 5 and group 6 as described under the heading “Cross-collateralization” above.

Distributions of interest

The pass-through rate for each class of Group 10 Certificates, other than the Class 10-X Certificates, for each distribution date is a per annum rate equal to the least of (i) the sum of the one-month LIBOR for that distribution date plus the related certificate margin, (ii) the applicable Group 10 net funds cap, and (iii) [TBD%].

The amount of interest payable on each distribution date in respect of each class of Group 10 Certificates, other than the Class 10-X Certificates, will equal the sum of (1) current interest for such class on such date and (2) any carryforward interest for such class and date.

With respect to each distribution date, to the extent that a basis risk shortfall exists for any class of Group 10 Certificates, other than the Class 10-X Certificates, such class will be entitled to the amount of such basis risk shortfall, in accordance with the priority of  payments described herein and from available amounts on deposit in the basis risk reserve fund.  The source of funds on deposit in the basis risk reserve fund will be limited to an initial deposit of $5,000 and amounts that would otherwise be paid on the Class 10-X Certificates.

On each distribution date, the interest remittance amount for such date will be paid in the following order of priority:

(1) from the interest remittance amount for loan group 10A and loan group 10B, to the Group 10 Senior Certificates, pro rata based on amounts due, current interest and any carryforward interest for such class and such distribution date, provided that (a) amounts distributed to the Class 10-A-1 Certificates will reduce the interest remittance amount for loan group 10A before any reduction to the interest remittance amount for loan group 10B in respect of such distribution, and (b) amounts distributed to the Class 10-A-2 Certificates will reduce the interest remittance amount for loan group 10B before any reduction to the interest remittance amount for loan group 10A in respect of such distributions;

(2) first, from the interest remittance amount for loan group 10B and then from the interest remittance amount for loan group 10A, to the Class 10-M-1 Certificates, current interest and any carryforward interest for such class and such distribution date;

(3) first, from the interest remittance amount for loan group 10B and then from the interest remittance amount for loan group 10A, to the Class 10-M-2 Certificates, current interest and any carryforward interest for such class and such distribution date;

(4) first, from the interest remittance amount for loan group 10B and then from the interest remittance amount for loan group 10A, to the Class 10-M-3 Certificates, current interest and any carryforward interest for such class and such distribution date;

(5) for application as part of monthly excess cashflow for such distribution date, as described below, any interest remittance amount remaining after application pursuant to clauses (1) through (4) above for such distribution date.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

Principal remittance amount

For any distribution date and the related loan group, the sum of (i) scheduled principal payments (other than payaheads) and advances on the mortgage loans in the related loan group, net of unreimbursed advances, servicing advances and other amounts due to the servicers, the trustee, the master servicer and the trust administrator with respect to the mortgage loans in the related loan group (to the extent allocable to principal), and the principal portion of payaheads previously received and intended for application in the related collection period, (ii) principal prepayments received during the related prepayment period, (iii) amounts received in respect of a repurchase by the related seller, or a purchase by a holder of a subordinate certificate or by the special servicer, as provided in the pooling and servicing agreement, net of advances previously made and other amounts as to which the trustee, the trust administrator, a servicer or the master servicer is entitled to be reimbursed, (iv)  amounts paid in connection with an optional termination, up to the amount of the par value for the related loan group, (v) the portion of any substitution adjustment amount paid with respect to any deleted mortgage loans during the related collection period allocable to principal and (vi) net liquidation proceeds (net of unreimbursed advances, servicing advances and other expenses, to the extent allocable to principal) and recoveries, if any, collected with respect to the mortgage loans in the related loan group during the related collection period, to the extent allocable to principal.

Overcollateralization release amount

For any distribution date will be equal to the lesser of (x) the principal remittance amount for such distribution date and (y) the amount, if any, by which (1) the overcollateralization amount for such date, calculated for this purpose on the basis of the assumption that 100% of the aggregate of the principal remittance amount for such date is applied on such date in reduction of the aggregate of the class principal balances of the Group 10 Certificates, exceeds (2) the targeted overcollateralization amount for such date.

Group 10A allocation amount

For any distribution date, the product of the senior principal payment amount for that distribution date and a fraction the numerator of which is the principal remittance amount derived from loan group 10A and the denominator of which is the principal remittance amount, in each case for that distribution date.

Group 10B allocation amount

For any distribution date, the product of the senior principal payment amount for that distribution date and a fraction the numerator of which is the principal remittance amount derived from loan group 10B and the denominator of which is the principal remittance amount, in each case for that distribution date.

Principal payment amount

For any distribution date and loan groups 10A and 10B will be equal to the principal remittance amount for both loan groups for such date minus the overcollateralization release amount, if any, for such date.

Senior principal payment amount

For any distribution date on or after the stepdown date and as long as a trigger event has not occurred with respect to such distribution date, will be the amount, if any, by which (x) the class principal balance of the Group 10 Senior Certificates immediately prior to such distribution date exceeds (y) the lesser of (A) the product of (i) approximately [TBD]% and (ii) the aggregate loan balance of the group 10A and group 10B mortgage loans for such distribution date and (B) the amount, if any, by which (i) the aggregate loan balance of the group 10A and group 10B mortgage loans for such distribution date exceeds (ii) [0.50]% of the aggregate loan balance of the group 10A and group 10B mortgage loans as of the cut-off date.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

Class 10-M-1 principal payment amount

For any distribution date on or after the stepdown date and as long as a trigger event has not occurred with respect to such distribution date, will be the amount, if any, by which (x) the sum of (i) the class principal balances of the Group 10 Senior Certificates, in each case, after giving effect to payments on such distribution date and (ii) the class principal balance of the Class 10-M-1 Certificates immediately prior to such distribution date exceeds (y) the lesser of (A) the product of (i) [TBD]% and (ii) the aggregate loan group balance for loan groups 10A and 10B for such distribution date and (B) the amount, if any, by which (i) the aggregate loan group balance for loan groups 10A and 10B for such distribution date exceeds (ii) 0.50% of the aggregate loan group balance for loan groups 10A and 10B as of the cut-off date.

Class 10-M-2 principal payment amount

For any distribution date on or after the stepdown date and as long as a trigger event has not occurred with respect to such distribution date, will be the amount, if any, by which (x) the sum of (i) the class principal balances of the Group 10 Senior Certificates and the Class 10-M-1 Certificates, in each case, after giving effect to payments on such distribution date and (ii) the class principal balance of the Class 10-M-2 Certificates immediately prior to such distribution date exceeds (y) the lesser of (A) the product of (i) [TBD]% and (ii) the aggregate loan group balance for loan groups 10A and 10B for such distribution date and (B) the amount, if any, by which (i) the aggregate loan group balance for loan groups 10A and 10B for such distribution date exceeds (ii) 0.50% of the aggregate loan group balance for loan groups 10A and 10B as of the cut-off date.

Class 10-M-3 principal payment amount

For any distribution date on or after the stepdown date and as long as a trigger event has not occurred with respect to such distribution date, will be the amount, if any, by which (x) the sum of (i) the class principal balances of the Group 10 Senior Certificates, the Class 10-M-1 Certificates and the Class 10-M-2 Certificates, in each case, after giving effect to payments on such distribution date and (ii) the class principal balance of the Class 10-M-3 Certificates immediately prior to such distribution date exceeds (y) the lesser of (A) the product of (i) [TBD]% and (ii) the aggregate loan group balance for loan groups 10A and 10B for such distribution date and (B) the amount, if any, by which (i) the aggregate loan group balance for loan groups 10A and 10B for such distribution date exceeds (ii) 0.50% of the aggregate loan group balance for loan groups 10A and 10B as of the cut-off date.

Distributions of principal

The principal payment amount will be paid on each distribution date as follows:

I.

On each distribution date (a) prior to the stepdown date or (b) with respect to which a trigger event is in effect, the principal payment amount will be paid in the following order of priority:

i)

(a) from the principal remittance amount for loan group 10A, sequentially, first (x) to the Class 10-A-1 Certificates, until its class principal balance is reduced to zero, and then (y) to the Class 10-A-2 Certificates, until its class principal balance is reduced to zero; and

(b) from the principal remittance amount for loan group 10B, sequentially, first (x) to the Class 10-A-2 Certificates, until its class principal balance is reduced to zero, and then (y) to the Class 10-A-1 Certificates, until its class principal balance is reduced to zero;

ii)

to the Class 10-M-1 Certificates, until its class principal balance has been reduced to zero;

iii)

to the Class 10-M-2 Certificates, until its class principal balance has been reduced to zero;

iv)

to the Class 10-M-3 Certificates, until its class principal balance has been reduced to zero; and

v)

for application as part of monthly excess cashflow for such distribution date, as described below, any such principal payment amount remaining after application pursuant to clauses (i) through (iv) above.

II.

On each distribution date (a) on or after the stepdown date and (b) with respect to which a trigger event is not in effect, the principal payment amount will be paid in the following order of priority:

i)

(a) from the principal remittance amount for loan group 10A, sequentially, first (x) to the Class 10-A-1 Certificates, until its class principal balance is reduced to zero, and then (y) to the Class 10-A-2 Certificates, the Group 10A allocation amount, until its class principal balance is reduced to zero; and

(b) from the principal remittance amount for loan group 10B, sequentially, first (x) to the Class 10-A-2 Certificates, until its class principal balance is reduced to zero, and then (y) to the Class 10-A-1 Certificates, the Group 10B allocation amount, until its class principal balance is reduced to zero;

ii)

to the Class 10-M-1 Certificates, the Class 10-M-1 principal payment amount for such distribution date, until its class principal balance has been reduced to zero;

iii)

to the Class 10-M-2 Certificates, the Class 10-M-2 principal payment amount for such distribution date, until its class principal balance has been reduced to zero;

iv)

to the Class 10-M-3 Certificates, the Class 10-M-3 principal payment amount for such distribution date, until its class principal balance has been reduced to zero; and

v)

for application as part of monthly excess cashflow for such distribution date, as described below, any such principal payment amount remaining after application pursuant to clauses (i) through (iv) above.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

Group 10A excess interest amount

For any distribution date, the product of the amount of monthly excess interest required to be distributed on that distribution date to reach the required level of overcollateralization and a fraction the numerator of which is the principal remittance amount derived from loan group 10A and the denominator of which is the principal remittance amount for loan groups 10A and 10B, in each case for that distribution date.

Group 10B excess interest amount

For any distribution date, the product of the amount of monthly excess interest required to be distributed on that distribution date to reach the required level of overcollateralization and a fraction the numerator of which is the principal remittance amount derived from loan group 10B and the denominator of which is the principal remittance amount for loan groups 10A and 10B, in each case for that distribution date.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

Distribution of monthly excess cashflow

On each distribution date, monthly excess cashflow will be distributed in the following order of priority:

1)

A) until the aggregate class principal balance of the Group 10 Certificates equals the aggregate loan balance of the group 10A and group 10B mortgage loans for such distribution date minus the targeted overcollateralization amount for such date, on each distribution date (a) prior to the stepdown date or (b) with respect to which a trigger event is in effect, to the extent of monthly excess interest for such distribution date, to the Group 10 Certificates, in the following order of priority:

i)

(a) from monthly excess interest derived from loan group 10A, first (x) to the Class 10-A-1 Certificates, until its class principal balance is reduced to zero, and then (y) to the Class 10-A-2 Certificates, the Group 10A excess interest amount, until its class principal balance is reduced to zero; and

(b) from monthly excess interest derived from loan group 10B, first (x) to the Class 10-A-2 Certificates, until its class principal balance is reduced to zero, and then (y) to the Class 10-A-1 Certificates, the Group 10B excess interest amount, until its class principal balance is reduced to zero;

ii)

to the Class 10-M-1 Certificates, until its class principal balance has been reduced to zero;

iii)

to the Class 10-M-2 Certificates, until its class principal balance has been reduced to zero; and

iv)

to the Class 10-M-3 Certificates, until its class principal balance has been reduced to zero; and

(B) on each distribution date on or after the stepdown date and with respect to which a trigger event is not in effect, to fund any principal distributions required to be made on such distribution date as set forth above, after giving effect to the distribution of the principal payment amount for such date, in accordance with the priorities set forth above;

2)

to the Class 10-M-1 Certificates, any deferred amount for such class;

3)

to the Class 10-M-2 Certificates, any deferred amount for such class;

4)

to the Class 10-M-3 Certificates, any deferred amount for such class;

5)

to the Class 10-A-1 and Class 10-A-2 Certificates, any basis risk shortfall for such class

6)

to the Class 10-M-1 Certificates, any basis risk shortfall for such class;

7)

to the Class 10-M-2 Certificates, any basis risk shortfall for such class;

8)

to the Class 10-M-3 Certificates, any basis risk shortfall for such class;

9)

to the basis risk reserve fund, any amounts required pursuant to the pooling and servicing agreement to be deposited therein;

10)

to the Class 10-X Certificates, the amount distributable thereon pursuant to the pooling and servicing agreement; and

11)

to the Class AR Certificates, any remaining amount (no payments are expected to be made to the Class AR Certificates under this clause).

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

Group 10 net funds caps

The annual pass-through rates on each Class of the Group 10 Certificates (other than the Class 10-X Certificates) are subject to net funds caps.

On any distribution date, the group 10, 10A and 10B net funds caps will each equal (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the related optimal interest remittance amount for such date and (2) 12, and the denominator of which is the aggregate loan balance of the mortgage loans in the related loan group(s) for the immediately preceding distribution date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding accrual period.

On any distribution date, if the current interest rate (calculated on the basis of the lesser of (x) one-month LIBOR plus the applicable certificate margin and (y) the maximum interest rate) on any Class of Group 10 Certificates (other than the Class 10-X Certificates) is limited by the related net funds cap, such difference will constitute a basis risk shortfall.

Schedules of the group 10, 10A and 10B net funds caps are included in this document.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

VIII.

BOND PROFILES

GROUP 1, 2, 3, 4, 5, 6 and 7 BOND PROFILES*:

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

IX.

CONTACTS

ARMs TRADING DESK
Contact	Phone	Fax	E-mail
Mark Tecotzky Managing Director - ARM Trading	212-538-3831	212-743-5384	mark.tecotzky@csfb.com
Andrew Belcher Associate - ARM Trading	212-538- 3831	212-743-5384	andrew.belcher@csfb.com
Patrick Gallagher Associate - ARM Structuring	212-538- 3831	212-743-5384	patrick.gallagher@csfb.com
James Buccola Analyst	212-325-3831	212-743-4863	james.buccola@csfb.com

STRUCTURED FINANCE
Contact	Phone	Fax	E-mail
John P. Graham Director	212-325-6201	212-743-4683	john.p.graham@csfb.com
Bruce Kaiserman Director	212-538-1962	917-326-7936	bruce.kaiserman@csfb.com
Peter J. Sack Vice President	212-325-7892	212-743-5261	peter.sack@csfb.com
Josef Bittman Associate	212-538-6611	212-743-4506	josef.bittman@csfb.com

COLLATERAL
Contact	Phone	Fax	E-mail
Mark Roszko Director	212-325-4763	212-743-5260	mark.roszko@csfb.com
Michael De Palma Collateral Analyst	212-538-5423	212-743-4879	michael.depalma@csfb.com

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

X.

COLLATERAL SUMMARY

NOTE:  Information contained herein reflects the May 1, 2004 cut-off date scheduled balances and may include a portion of the prefunding.

Loan Group 1 Collateral Details
Gross WAC	[4.438]%	Average Loan Balance	$[493,048.26]
Net WAC	[4.106]%	Maximum Loan Balance	$[1,000,000.00]
WA Gross Margin	[2.478]%	California Concentration	[45.94]%
WA Net Margin	[2.145]%	WA Original LTV	[71.90]%
Index: 6 Month LIBOR	[50.08]%	WA Credit Score	[719]
1 Year LIBOR	[31.70]%	Full/Alt Doc*	[56.52]%
1 Year CMT	[17.50]%	Reduced Doc*	[34.53]%
		Prepayment Penalties	[15.97]%
WA Months to Reset	[32]
Interest Only Loans	[47.88]%
WAM	[357]

Loan Group 2 Collateral Details
Gross WAC	[4.876]%	Average Loan Balance	$[557,024.44]
Net WAC	[4.473]%	Maximum Loan Balance	$[1,750,000.00]
WA Gross Margin	[2.360]%	California Concentration	[57.03]%
WA Net Margin	[1.957]%	WA Original LTV	[71.09]%
Index: 6 Month LIBOR	[28.14]%	WA Credit Score	[725]
1 Year LIBOR	[70.24]%	Full/Alt Doc*	[38.52]%
1 Year CMT	[1.62]%	Reduced Doc*	[56.93]%
		Prepayment Penalties	[12.70]%
WA Months to Reset	[58]
Interest Only Loans	[77.91]%
WAM	[358]

Loan Group 3 Collateral Details
Gross WAC	[5.168]%	Average Loan Balance	$[394,849.26]
Net WAC	[4.878]%	Maximum Loan Balance	$[1,500,000.00]
WA Gross Margin	[2.427]%	California Concentration	[46.79]%
WA Net Margin	[2.136]%	WA Original LTV	[70.71]%
Index: 6 Month LIBOR	[22.52]%	WA Credit Score**	[728]
1 Year LIBOR	[47.70]%	Full/Alt Doc*	[57.77]%
1 Year CMT	[29.78]%	Reduced Doc*	[40.35]%
WA Months to Reset	[81]	Prepayment Penalties	[2.72]%
Interest Only Loans	[42.65]%
WAM	[357]

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

COLLATERAL SUMMARY (continued)

NOTE:  Information contained herein reflects the May 1, 2004 cut-off date scheduled balances and may include a portion of the prefunding.

Loan Group 4 Collateral Details
Gross WAC	[5.947]%	Average Loan Balance	$[397,568.02]
Net WAC	[5.635]%	Maximum Loan Balance	$[1,893,749.99]
WA Gross Margin	[2.337]%	California Concentration	[61.36]%
WA Net Margin	[2.025]%	WA Original LTV	[73.19]%
Index: 6 Month LIBOR	[75.64]%	WA Credit Score	[723]
1 Year LIBOR	[21.76]%	Full/Alt Doc*	[42.72]%
1 Year CMT	[2.60]%	Reduced Doc*	[42.67]%
WA Months to Reset	[116]	Prepayment Penalties	[16.32]%
Interest Only Loans	[72.90]%
WAM	[356]

Loan Group 5 Collateral Details
Gross WAC	[4.430]%	Average Loan Balance	$[198,330.30]
Net WAC	[4.040]%	Maximum Loan Balance	$[529,999.99]
WA Gross Margin	[2.469]%	California Concentration	[33.87]%
WA Net Margin	[2.079]%	WA Original LTV	[74.46]%
Index: 6 Month LIBOR	[60.88]%	WA Credit Score	[717]
1 Year LIBOR	[30.67]%	Full/Alt Doc*	[40.85]%
1 Year CMT	[8.45]%	Reduced Doc*	[48.69]%
WA Months to Reset	[31]	Prepayment Penalties	[29.62]%
Interest Only Loans	[31.79]%
WAM	[358]

Loan Group 6 Collateral Details
Gross WAC	[4.906]%	Average Loan Balance	$[201,586.77]
Net WAC	[4.503]%	Maximum Loan Balance	$[542,556.95]
WA Gross Margin	[2.472]%	California Concentration	[27.60]%
WA Net Margin	[2.069]%	WA Original LTV	[74.33]%
Index: 6 Month LIBOR	[52.89]%	WA Credit Score	[722]
1 Year LIBOR	[43.15]%	Full/Alt Doc*	[43.93]%
1 Year CMT	[3.96]%	Reduced Doc*	[46.09]%
WA Months to Reset	[58]	Prepayment Penalties	[20.34]%
Interest Only Loans	[46.93]%
WAM	[358]

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

COLLATERAL SUMMARY (continued)

NOTE:  Information contained herein reflects the May 1, 2004 cut-off date scheduled balances and may include a portion of the prefunding.

Loan Group 7 Collateral Details
Gross WAC	[4.765]%	Average Loan Balance	$[407,639.90]
Net WAC	[4.350]%	Maximum Loan Balance	$[2,000,000.00]
WA Gross Margin	[2.250]%	California Concentration	[52.19]%
WA Net Margin	[1.835]%	WA Original LTV	[71.47]%
Index: 6 Month LIBOR	[0.00]%	WA Credit Score	[734]
1 Year LIBOR	[100.00]%	Full/Alt Doc*	[45.53]%
1 Year CMT	[0.00]%	Reduced Doc*	[54.47]%
WA Months to Reset	[58]	Prepayment Penalties	[0.00]%
Interest Only Loans	[83.68]%
WAM	[358]

Aggregate Loan Groups 1, 2, 3, 4, 5, 6 and 7 Collateral Details
Gross WAC	[4.850]%	Average Loan Balance	$[307,850.20]
Net WAC	[4.471]%	Maximum Loan Balance	$[2,000,000.00]
WA Gross Margin	[2.410]%	California Concentration	[43.52]%
WA Net Margin	[2.032]%	WA Original LTV	[72.51]%
Index: 6 Month LIBOR	[38.58]%	WA Credit Score	[724]
1 Year LIBOR	[53.32]%	Full/Alt Doc*	[45.45]%
1 Year CMT	[8.11]%	Reduced Doc*	[47.92]%
WA Months to Reset	[57]	Prepayment Penalties	[14.46]%
Interest Only Loans	[57.09]%
WAM	[358]

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

COLLATERAL SUMMARY (continued)

NOTE:  Information contained herein reflects the May 1, 2004 cut-off date scheduled balances and may include a portion of the prefunding.

Loan Group 8 Collateral Details
Gross WAC	[5.081]%	Average Loan Balance	$[333,792.35]
Net WAC	[4.641]%	Maximum Loan Balance	$[1,456,000.00]
WA Gross Margin	[2.739]%	California Concentration	[63.72]%
WA Net Margin	[2.299]%	WA Original LTV	[76.10]%
Index: 6 Month LIBOR	[47.84]%	WA Credit Score	[690]
1 Year LIBOR	[0.00]%	Full/Alt Doc*	[34.19]%
1 Year CMT	[52.16]%	Reduced Doc*	[56.39]%
WA Months to Reset	[35]	Prepayment Penalties	[21.61]%
Interest Only Loans	[86.95]%
WAM	[359]

Loan Group 9 Collateral Details
Gross WAC	[5.467]%	Average Loan Balance	$[297,603.02]
Net WAC	[5.027]%	Maximum Loan Balance	$[1,950,000.00]
WA Gross Margin	[2.747]%	California Concentration	[57.27]%
WA Net Margin	[2.307]%	WA Original LTV	[77.45]%
Index: 6 Month LIBOR	[47.97]%	WA Credit Score	[689]
1 Year LIBOR	[0.00]%	Full/Alt Doc*	[37.93]%
1 Year CMT	[52.03]%	Reduced Doc*	[53.20]%
WA Months to Reset	[59]	Prepayment Penalties	[18.24]%
Interest Only Loans	[86.01]%
WAM	[359]

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

COLLATERAL SUMMARY (continued)

NOTE:  Information contained herein reflects the May 1, 2004 cut-off date scheduled balances and may include a portion of the prefunding.

Aggregate Loan Groups 8 and 9 Collateral Details
Gross WAC	[5.359]%	Average Loan Balance	$[306,926.19]
Net WAC	[4.919]%	Maximum Loan Balance	$[1,950,000.00]
WA Gross Margin	[2.745]%	California Concentration	[59.07]%
WA Net Margin	[2.305]%	WA Original LTV	[77.07]%
Index: 6 Month LIBOR	[47.93]%	WA Credit Score	[689]
1 Year LIBOR	[0.00]%	Full/Alt Doc*	[36.88]%
1 Year CMT	[52.07]%	Reduced Doc*	[54.10]%
WA Months to Reset	[52]	Prepayment Penalties	[19.19]%
Interest Only Loans	[86.27]%
WAM	[359]

*The mortgage loans have been originated under “full” or “alternative,” “reduced documentation,” “stated income/stated assets” or “no income/no asset” programs. The “alternative,” “reduced,” “stated income/stated asset” and “no income/no asset” programs generally require either alternative or less documentation and verification than do full documentation programs which generally require standard Fannie Mae/Freddie Mac approved forms for verification of income/employment, assets and certain payment histories. Generally, an “alternative” documentation program requires information regarding the mortgagor’s income (i.e., W-2 forms, tax returns and/or pay stubs) and assets (i.e., bank statements) as does a “full doc” loan, however, alternative forms of standard verifications are used. Generally, under both “full” and “alternative” documentation programs at least one year of income documentation is provided. Generally, under a “reduced documentation” program, either no verification of a mortgagor’s stated income is undertaken by the originator or no verification of a mortgagor’s assets is undertaken by the originator. Under a “stated income/stated assets” program, no verification of either a mortgagor’s income or a mortgagor’s assets is undertaken by the originator although both income and assets are stated on the loan application and a “reasonableness test” is applied. Generally, under a “no income/no asset” program, the mortgagor is not required to state his or her income or assets and therefore, no verification of such mortgagor’s income or assets is undertaken by the originator. The underwriting for such mortgage loans may be based primarily or entirely on the estimated value of the mortgaged property and the LTV ratio at origination as well as on the payment history and credit score.

**Where Available

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.